UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 12, 2017, the stockholders of Enphase Energy, Inc. (“Enphase”) approved an amendment to Enphase’s Amended and Restated Certificate of Incorporation that confirmed the number of authorized shares of Enphase’s common stock, par value $0.00001, is 125,000,000 shares. The amendment was effected by filing a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on December 12, 2017. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
A Special Meeting of the Stockholders of Enphase was held on December 12, 2017 (“Special Meeting”). Proxies for the Special Meeting were solicited by Enphase’s Board of Directors (“Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of October 16, 2017, the record date for the Special Meeting, 85,532,519 shares of Common Stock of Enphase were outstanding and entitled to vote at the Special Meeting, of which 64,726,572 shares of Common Stock of Enphase were represented, in person or by proxy, constituting a quorum. The final votes on the proposal presented at the Special Meeting were as follows:

Proposal 1:
To approve and adopt an amendment to Enphase’s Amended and Restated Certificate of Incorporation that would confirm that the number of authorized shares of common stock is 125,000,000, was approved by the following vote:

Votes For	Votes Against	Abstentions
61,566,637	2,622,602	537,333

Proposal 2:
To authorize an adjournment of the Special Meeting, if necessary or appropriate ( as determined in good faith by the Board of Directors), to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, was approved by the following vote:

Votes For	Votes Against	Abstentions
61,520,568	2,575,408	630,596

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits. The following exhibit is filed herewith:

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 13, 2017	ENPHASE ENERGY, INC.
		By:	/s/ Humberto Garcia
Humberto Garcia
Vice President and Chief Financial Officer